                            SCHEDULE 14A INFORMATION


                    PROXY STATEMENT PURSUANT TO SECTION 14 OF
                       THE SECURITIES EXCHANGE ACT OF 1934


FILED BY THE REGISTRANT |X|


FILED BY A PARTY OTHER THAN THE REGISTRANT | |

Check the appropriate box:
|_| Preliminary Proxy Statement
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12 |_| Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))


                       PRECISION OPTICS CORPORATION, INC.
                       ----------------------------------
                (Name of Registrant as Specified In Its Charter)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)


PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):


|X| No fee required.


|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

    (1)  Title of each class of securities to which transaction applies:

    (2)  Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)  Proposed maximum aggregate value of transaction:

    (5)  Total fee paid:

|_| Fee paid previously with preliminary materials.


|_| Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                       PRECISION OPTICS CORPORATION, INC.
                                22 EAST BROADWAY
                          GARDNER, MASSACHUSETTS 01440

                                                                October 15, 2002

To the Shareholders:

    The Board of Directors and Officers of Precision Optics Corporation, Inc. invite you to attend the 2002 Annual Meeting of Stockholders to be held Tuesday, November 12, 2002, at 10:00 a.m. at the Four Points Sheraton Hotel, 99 Erdman Way, Leominster, Massachusetts.

    At the Meeting you are being asked to elect one Class III director to serve for a three-year term and to approve an amendment to the Company's Articles of Organization, to be filed at the discretion of the Board of Directors, to effect a reverse stock split at a ratio in a range between and including one-for-three and one-for-six to be determined by the Board.

    A copy of the Proxy Statement and the Company's 2002 Annual Report to Stockholders are enclosed.

    If you cannot be present at the meeting, please mark, date, and sign the enclosed proxy card and return it as soon as possible in the enclosed envelope.

                                                      Very truly yours,

                                                      RICHARD E. FORKEY
                                                      PRESIDENT

                       PRECISION OPTICS CORPORATION, INC.
                                22 EAST BROADWAY
                          GARDNER, MASSACHUSETTS 01440

                 NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 12, 2002

    The 2002 Annual Meeting of Stockholders of Precision Optics
Corporation, Inc. (the "Company") will be held on Tuesday, November 12, 2002, at 10:00 a.m. at the Four Points Sheraton Hotel, 99 Erdman Way, Leominster, Massachusetts, for the following purposes:

    1. To elect one Class III director to hold office for a three-year term and until his successor shall have been duly elected and qualified.

    2. To approve an amendment to the Company's Articles of Organization, to be filed at the discretion of the Board of Directors, to effect a reverse stock split at a ratio in a range between and including one-for-three and one-for-six to be determined by the Board.

    3. To transact any and all other business that may properly come before the meeting or any adjournment thereof.

    All stockholders of record at the close of business on Monday, September 30, 2002, are entitled to notice of and to vote at the meeting.

    Stockholders are requested to sign and date the enclosed proxy and return it in the enclosed envelope. The envelope requires no postage if mailed in the United States.

                                          By Order of the Board of Directors,

                                          JACK P. DREIMILLER
                                          CLERK

October 15, 2002

                       PRECISION OPTICS CORPORATION, INC.
                               ------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 12, 2002

                                PROXY STATEMENT

                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    This Proxy Statement and form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Precision Optics Corporation, Inc., a Massachusetts corporation (the "Company"), for the 2002 Annual Meeting of Stockholders of the Company to be held on November 12, 2002, at 10:00 a.m. at the Four Points Sheraton Hotel, 99 Erdman Way, Leominster, Massachusetts, and any adjournments thereof, for the purposes set forth in the notice of meeting. The Company was incorporated in 1982, and its principal executive offices are at 22 East Broadway, Gardner, Massachusetts 01440 (telephone 978-630-1800). This Proxy Statement and form of proxy are first being distributed to stockholders on or about October 15, 2002.

STOCKHOLDERS ENTITLED TO VOTE

    As of September 30, 2002, the Company had outstanding 10,503,908 shares of Common Stock, $0.01 par value (the "Common Stock"). Each share of Common Stock entitles the holder of record thereof at the close of business on September 30, 2002 to one vote in person or by proxy on the matters to be voted upon at the meeting.

VOTING PROCEDURES

    Consistent with Massachusetts law and the Company's by-laws, the holders of a majority of the shares entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Votes cast by proxy or in person at the annual meeting will be counted by persons appointed by the Company to act as election inspectors for the meeting.

    If the enclosed form of proxy is properly signed and returned and not revoked, the shares represented thereby will be voted at the annual meeting. If the stockholder specifies in the proxy how the shares are to be voted, they will be voted as specified. If the stockholder does not specify how the shares are to be voted, such shares will be voted in favor of the Proposal Numbers 1 and 2 described below.

    Any stockholder has the right to revoke his or her proxy at any time before it is voted by: (1) attending the meeting and voting in person, (2) by filing with the Clerk of the Company a written instrument revoking the proxy or
(3) delivering to the Clerk another newly executed proxy bearing a later date.

REQUIRED VOTE

    The election of the Class III director described in Proposal Number 1 requires a plurality of votes cast. Should the person so named below as nominee for the Board of Directors be unable or unwilling to serve as director, the persons named in the form of proxy for the annual meeting may, in their discretion, vote for such other person or may vote to fix the number of directors at such number less than five, as the Board of Directors may recommend. The approval of Proposal Number 2 requires the affirmative vote of a majority of all shares outstanding.

    Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Under the applicable rules, brokers will have discretionary authority to vote shares held in their name for the election of directors and the reverse stock split even if they do not receive instructions from the beneficial owners. Thus, there will be no broker non-votes at the meeting.

VOTING ON OTHER MATTERS

    At the date hereof, the Company's management has no knowledge of any business other than that described in the notice for the annual meeting which will be presented for consideration at such meeting. If any other business should come before such meeting, the persons appointed by the enclosed form of proxy may, in their discretion, vote all such proxies in accordance with their own judgment. The persons appointed by the enclosed form of proxy also may, in their discretion, vote all proxies with respect to matters incident to the conduct of the meeting.

COSTS OF PROXY SOLICITATION

    The Company will bear all the costs of the solicitation of proxies. The Board of Directors may arrange with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of the stock held of record by such persons, and the Company may reimburse them for the reasonable out-of-pocket expenses incurred in so doing. In addition to the solicitation of proxies by use of the mails, the Company may use the services of some of its directors, officers and regular employees (who will receive no compensation therefor in addition to their regular salaries) to solicit proxies personally or by mail or telephone.

               PROPOSAL NUMBER 1. ELECTION OF CLASS III DIRECTOR

    The Company's Board of Directors is divided into three classes that are as nearly equal in number as possible, with staggered terms of office. Only one class is elected each year. Each director serves a three year term and until his or her successor has been duly elected and qualified. Dr. Angus Macleod, currently a Class III director, has declined to stand for re-election at the annual meeting. Dr. Macleod's decision to not stand for re-election is not the result of any disagreement with the Company. Effective immediately following the annual meeting, the Board of Directors has fixed the number of directors at five. Mr. Robert Shannon, the Company's other current Class III Director, has been nominated for re-election as a Class III director and to hold office until the annual meeting of stockholders in 2005 and until his successor has been duly elected and qualified. The directors in Class I (Messrs. Forkey and Benjamin) will hold office until the annual meeting of stockholders in 2003, and the directors in Class II (Messrs. Marxe and Pitlor) will hold office until the annual meeting of stockholders in 2004 (and in each case, until their respective successors have been duly elected and qualified).

    The names, ages, principal occupations for at least the last five years, and certain other information with regard to the directors, including the nominee are as follows:

NAME AND YEAR FIRST ELECTED DIRECTOR          AGE      PRINCIPAL OCCUPATION; DIRECTORSHIPS OF OTHER PUBLIC COMPANIES
------------------------------------          ---      -------------------------------------------------------------
Richard E. Forkey (1982)*.................     62      President, Chief Executive Officer, Treasurer and a director of the Company since founding the Company in 1982; Clerk of the Company from May 1983 to June 1990.
Edward A. Benjamin (1990)*................     64      Clerk of the Company from June 1990 to January 1998. Mr.
                                                       Benjamin is a Trustee of the Board of Trustees of New England
                                                       Zenith Fund, a Member of the Board of Managers of New England
                                                       Variable Annuity Fund I, and a Director of Coal, Energy
                                                       Investments & Management LLC. Pending election at a
                                                       shareholder meeting to be held on October 15, 2002,
                                                       Mr. Benjamin will also be a Trustee of the Board of Trustees of Loomis Sayles Funds. Mr. Benjamin was a partner in the law firm of Ropes & Gray, Boston, Massachusetts, from 1969 to
                                                       1998.
Austin W. Marxe (1998)*...................     62      Mr. Marxe has been the Managing Director of Special
                                                       Situations Fund III, L.P., a registered investment company based in New York City, and several other affiliated and
                                                       predecessor investment funds, since 1990.
Joel R. Pitlor (1990)*....................     63      Since 1979, Mr. Pitlor has been President of J.R. Pitlor, a management consulting firm that provides strategic business planning, which Mr. Pitlor founded. Mr. Pitlor has provided business planning consultation to the Company since 1983. Mr.
                                                       Pitlor is also a director of Uroplasty, Inc., a
                                                       Minnesota-based medical products supplier.
Robert R. Shannon (1990)..................     70      Since 1969, Mr. Shannon has been a Professor at the Optical
                                                       Sciences Center of the University of Arizona and Director of
                                                       the Center from 1983 to July 1992. Mr. Shannon is also a
                                                       Member of the Board of Trustees of Aerospace Corporation.

------------------------

*   Directors whose terms do not expire this year.

    All of the stockholders holding shares of the Company's Common Stock are entitled to cast one vote in person or by proxy for each share standing in their names and are entitled to elect one Class III director at the 2002 Annual Meeting. If the nominee is not available as a candidate when the election occurs, the persons named in the proxy may, in their discretion, vote for the election of such other person as the Board of Directors may designate or to reduce the number of directors correspondingly. The Company has no reason to believe that the nominee will not be available for election.

BOARD OF DIRECTORS

    During the fiscal year ended June 30, 2002, the Company's Board of Directors held four meetings and acted by unanimous written consent on four occasions. The Board of Directors has a standing Audit Committee composed of Messrs. Benjamin and Shannon. Mr. Pitlor served on the Audit Committee until September 2002 when he resigned because he no longer met the requirements for an independent director under the Sarbanes-Oxley Act of 2002. The Company believes
Messrs. Benjamin and Shannon meet the independence requirements under NASDAQ rules and the Sarbanes-Oxley Act of 2002. The function of the Audit Committee is to provide assistance to the Board of Directors in fulfilling its responsibility to the stockholders, potential stockholders and the investment community in respect of corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. The Audit Committee held six meetings during the fiscal year ended June 30, 2002. The Board does not have standing nominating or compensation committees. Each director attended at least 75% of the meetings of the Board of Directors. Each of the Audit Committee members attended at least 75% of the meetings of the Audit Committee in the last year, with the exception of Mr. Shannon.

    Information as to ownership of the Company's securities by the nominee for director is included under the heading "Security Ownership of Certain Beneficial Owners and Management."

DIRECTOR COMPENSATION

    The Company pays each director who is not also an employee of the Company $250 per Board or committee meeting that the director attends and reimburses the director for travel expenses.

    During the fiscal year ended June 30, 2002, the Company also issued, pursuant to its 1997 Incentive Plan, stock options exercisable for a total of 5,000 shares of the Company's Common Stock to each of Messrs. Benjamin, Pitlor, Marxe, Shannon and Dr. Macleod. Each of these options is immediately exercisable at a price per share of $0.76.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEE DESCRIBED IN PROPOSAL NUMBER 1.

                     PROPOSAL NUMBER 2. REVERSE STOCK SPLIT

SUMMARY

    In September 2002, the Board approved and recommended that the stockholders approve, a proposed amendment (the "Reverse Stock Split Amendment") to the Company's Articles of Organization, as amended, to be filed at the discretion of the Board to effect (or, alternatively, to abandon) a reverse split of the Common Stock (the "Reverse Stock Split"). The form of the proposed Reverse Stock Split Amendment is attached hereto as Appendix A. Under the terms of the Reverse Stock Split, every three to six shares of the outstanding Common Stock of the Company would automatically be converted into one share of Common Stock. The exact ratio will be between and may include one-to-three and one-to-six, to be determined by the Board in its sole discretion, based on what is in the best interests of the Company and its stockholders. The Board believes that approval of the Reverse Stock Split Amendment at a range of ratios rather than at a specific ratio provides the Board with the flexibility necessary to achieve the purposes of the Reverse Stock Split. If implemented, the Reverse Stock Split Amendment would be effective on such date as it is filed with the Massachusetts Secretary of State (the "Effective Date").

    On the Effective Date, the Reverse Stock Split will result in the automatic conversion of between and including three and six shares (as determined in the manner described above) of issued and outstanding authorized Common Stock into one share of Common Stock. Fractional shares of Common Stock will not be issued as a result of the Reverse Stock Split, but instead, the Company will round up each fractional share to the next whole post-split share. Except for adjustments that may result from the treatment of fractional shares as described above, each stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split. The Reverse Stock Split Amendment will not alter the par value of the Common Stock or the number of shares of Common Stock authorized for issuance.

    If the Reverse Stock Split proposal is approved by the stockholders, the Reverse Stock Split will be effected only upon a determination by the Board that the Reverse Stock Split is in the best interest of the Company and its stockholders at that time. Even if the Reverse Stock Split proposal is approved by the stockholders of the Company, the Board may, in its sole discretion, determine not to effect the Reverse Stock Split or to delay such action based on the then-current trading price of the Common Stock or other factors it determines are important.

REASONS FOR THIS PROPOSAL

    The primary purpose of the Reverse Stock Split is to obtain a higher per share trading price for the Company's Common Stock and maintain eligibility for the listing of the Common Stock on the NASDAQ SmallCap Market. Because the Reverse Stock Split combines the outstanding shares of Common Stock into a fewer number of shares, a share of Common Stock outstanding after giving effect to the Reverse Stock Split is likely to trade at a higher price per share than a share of Common Stock outstanding before giving effect to the Reverse Stock Split.

    In addition to other listing requirements, the Company's Common Stock must maintain a minimum bid price of $1.00 per share in order to remain eligible for continued listing on the NASDAQ SmallCap Market. Because the closing trading price of the Company's Common Stock was below $1.00 for 30 consecutive days, NASDAQ notified the Company of the failure to maintain the minimum bid price requirement. In order to regain compliance, the bid price of the Company's Common Stock must close at $1.00 per share or more for a minimum of 10 consecutive trading days. NASDAQ has advised the Company that it must regain compliance with the minimum bid price requirement by February 10, 2003. If the Company cannot regain compliance by that date, the NASDAQ staff has stated that it will provide written notification that the Company's Common Stock will be delisted.

    The Company believes, but cannot assure, that a Reverse Stock Split will increase the chances that the Company's Common Stock will trade at or above the required $1.00 minimum bid price. Further, there can be no assurance that the Company will continue to meet other NASDAQ listing requirements. The Reverse Stock Split will not result in any changes to the NASDAQ listing requirements applicable to the Company. If following the Reverse Stock Split, the trading price of the Company's Common Stock again closes below $1.00 for 30 consecutive days and the closing bid price of the Common Stock is not $1.00 or more for ten consecutive trading days within the prescribed period, the Common Stock of the Company could again be subject to de-listing.

    The Company believes that maintaining the listing of its Common Stock on NASDAQ is in the best interest of the Company and its stockholders. Inclusion in NASDAQ increases liquidity and may potentially minimize the spread between the "bid" and "asked" prices quoted by market makers. Further, a NASDAQ listing may enhance the Company's access to capital and increase the Company's flexibility in responding to anticipated capital requirements. The Company believes that prospective investors will view an investment in the Company more favorably if its shares qualify for listing on NASDAQ.

    The Company also believes that the current per share price level of the Common Stock has reduced the effective marketability of the Company's shares of Common Stock because of the reluctance of many leading brokerage firms to maintain active analyst coverage of low-priced stocks or to recommend low-priced stocks to their clients. Some investors may view low-priced stock as speculative and unattractive, although some other investors may be attracted to low-priced stock because of the greater trading volatility sometimes associated with such securities. Such a limited stockholder base may have the undesirable effect of artificially limiting demand for the Common Stock, thus depressing the stock price.

    The Company believes that some brokerage houses may have policies and practices that tend to discourage individual brokers within those firms from dealing in low-priced stock. Those policies and practices pertain to the payment of brokers commissions and to time-consuming procedures that function to make the handling of low-priced stocks unattractive to brokers from an economic standpoint. The Company also believes that, because brokerage commissions on low-priced stock may represent a higher percentage of the stock price than commissions on higher-priced stock, the current share price of the Common Stock can result in individual stockholders paying transaction costs (commission, markups or markdowns) that represent a higher percentage of their total share value than would be the case if the share price were substantially higher.

    If the Common Stock is not listed on NASDAQ and the trading price of the Common Stock were to remain below $1.00 per share, trading in the Common Stock would also be subject to the requirements of rules promulgated under the Exchange Act that require additional disclosures by broker-dealers in connection with any trades involving a stock defined as a "penny stock" (generally, a non-NASDAQ equity security that has a market price of less than $5.00 per share, subject to certain exceptions). In such event, the additional burdens imposed upon broker-dealers to effect transactions in the Common Stock could further limit the market liquidity of the Common Stock and the ability of investors to trade the Common Stock.

    In the event that the Common Stock is delisted from NASDAQ, sales of the Common Stock would likely be conducted only in the over-the-counter bulletin board or potentially in regional exchanges. This may have a negative impact on the liquidity and price of the Common Stock and investors may find it more difficult to purchase or dispose of, or to obtain accurate quotations as to the market value of, the Common Stock.

    For all of the above reasons, management believes that the Reverse Stock Split is in the best interests of the Company and its stockholders. There can be no assurance, however, that the Reverse Stock Split will have the desired consequences. Specifically, there can be no assurance that, after the Reverse Stock Split, the market price of the Common Stock will not decrease to a level that causes the Company to again face de-listing, or that the market capitalization of the Company after the proposed Reverse Stock Split will not be less than the Company's market capitalization before the proposed Reverse Stock Split.

POTENTIAL EFFECTS OF THIS PROPOSAL

    Although the Company expects to file the Reverse Stock Split Amendment in November, 2002, the actual timing of the filing will be determined by the Board based upon its evaluation as to when such action is most advantageous to the Company and its stockholders. Further, even if this proposal is approved by the stockholders of the Company, the Board may elect not to file the Reverse Stock Split Amendment at all if it believes it is in the best interests of the Company and its stockholders not to do so.

    After the Effective Date of the Reverse Stock Split, each stockholder will own a reduced number of shares of Common Stock but will hold the same percentage of the outstanding shares (subject to adjustments for fractional interests resulting from the Reverse Stock Split) as the stockholder held prior to the Effective Date. The number of shares of Common Stock that may be purchased upon the exercise of outstanding options, warrants, and other securities convertible into, or exercisable or exchangeable for, shares of Common Stock, and the per share exercise or conversion prices thereof, will be adjusted appropriately for the Reverse Stock Split in accordance with their terms as of the Effective Date.

    Each fractional share of Common Stock that results from the Reverse Stock Split will be rounded up to a whole share. Because no beneficial owners will be cashed out in the Reverse Stock Split, the Company does not believe that the Reverse Stock Split will lead to a reduction in the number of beneficial owners.

    The Reverse Stock Split may also result in some stockholders owning "odd lots" of less than 100 shares of Common Stock received as a result of the Reverse Stock Split. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.

    Based on the 10,503,908 shares Common Stock outstanding as of September 30, 2002, the approximate number of shares of Common Stock that would be outstanding as a result of the Reverse Stock Split using the following examples of exchange ratios are as follows (without giving effect to the rounding up of fractional shares):

EXCHANGE RATIO                                       SHARES OUTSTANDING
--------------                                       ------------------
1-for-3                                                   3,501,303
1-for-4                                                   2,625,977
1-for-5                                                   2,100,782
1-for-6                                                   1,750,651

    The Reverse Stock Split will affect all stockholders equally and will not affect any stockholder's proportionate equity interest in the Company (except with respect to adjustments for fractional interests). None of the rights currently accruing to holders of the Common Stock, options or warrants to purchase Common Stock will be affected by the Reverse Stock Split. Following the Reverse Stock Split, each share of the Common Stock resulting from the Reverse Stock Split will entitle the holder thereof to one vote per share and will otherwise be identical to the outstanding Common Stock immediately prior to the Effective Date. Additionally each fractional share of the Common Stock resulting from the Reverse Stock Split will be rounded up to a whole share of the Common Stock.

EXCHANGE OF STOCK CERTIFICATES; NO FRACTIONAL SHARES

    The combination and reclassification of shares of Common Stock pursuant to the Reverse Stock Split will occur automatically on the Effective Date without any action on the part of stockholders of the Company and without regard to the date on which certificates evidencing shares of Common Stock prior to the Reverse Stock Split are physically surrendered for new certificates. As of the Effective Date, between and including three and six shares of Common Stock will be converted and reclassified into one share of post-split Common Stock.

    For example, if a 1-for-5 Reverse Stock Split is implemented, a holder of 1,000 shares immediately prior to the Effective Date would hold 200 shares after the Effective Date. Alternatively, if a 1-for-4 Reverse Stock Split is implemented, a holder of 1,000 shares immediately prior to the Effective Date would hold 250 shares after the Effective Date. Fractional shares of Common Stock will not be issued as a result of the Reverse Stock Split, but instead will be rounded up to a whole share of Common Stock.

    As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of shares of Common Stock, to be used in forwarding such holder's stock certificates for surrender and exchange for certificates evidencing the number of shares of Common Stock such stockholder is entitled to receive as a consequence of the Reverse Stock Split. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of such transmittal form, each stockholder should surrender the certificates evidencing shares of Common Stock prior to the Reverse Stock Split in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates evidencing the whole number of shares of Common Stock that such stockholder holds as a result of the Reverse Stock Split. Stockholders will not be required to pay any transfer fee or other fee in connection with the exchange of certificates.

    The Company estimates that its aggregate expenses relating to the Reverse Stock Split will not be material.

    STOCKHOLDERS SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES FOR EXCHANGE UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM THE COMPANY.

    As of the Effective Date, each certificate representing shares of Common Stock outstanding prior to the Effective Date will be deemed canceled and, for all corporate purposes, will be deemed only to evidence the right to receive the number of shares of Common Stock into which the shares of Common Stock evidenced by such certificate have been converted as a result of the Reverse Stock Split.

FEDERAL INCOME TAX CONSEQUENCES

    The following discussion generally describes certain United States federal income tax consequences of the proposed Reverse Stock Split to stockholders of the Company. This discussion is limited to United States persons who hold their Common Stock as capital stock. The following does not address any foreign, state, local tax or alternative minimum income, or other federal tax consequences of the proposed Reverse Stock Split. The actual consequences for each stockholder will be governed by the specific facts and circumstances pertaining to such stockholder's acquisition and ownership of the Common Stock. Thus, the Company makes no representations concerning the tax consequences for any of its stockholders and recommends that each stockholder consult with such stockholder's own tax advisor concerning the tax consequences of the Reverse Stock Split, including federal, state and local, or other income tax.

    The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the proposed Reverse Stock Split. However, the Company believes that, because the Reverse Stock Split is not part of a plan to periodically increase a stockholder's proportionate interest in the assets or earnings and profits of the Company, the proposed Reverse Stock Split will have the following income tax effects:

    1. A stockholder will not recognize taxable gain or loss as a result of the Reverse Stock Split.

    2. In the aggregate, a stockholder's basis in post-split common stock will equal such stockholder's basis in the shares of pre-split Common Stock exchanged therefor, and such stockholder's holding period for post-split Common Stock will include the holding period for pre-split common stock exchanged therefor.

    3. The proposed Reverse Stock Split will constitute a reorganization within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended, and the Company will not recognize any gain or loss as a result of the Reverse Stock Split.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 2.

                               EXECUTIVE OFFICERS

    The Company's executive officers as of June 30, 2002 were as follows:

NAME AND YEAR FIRST ELECTED DIRECTOR    AGE      PRINCIPAL OCCUPATION; DIRECTORSHIPS OF OTHER PUBLIC COMPANIES
------------------------------------  --------   -------------------------------------------------------------
Richard E. Forkey..................      62      President, Chief Executive Officer, Treasurer
Jack P. Dreimiller.................      54      Senior Vice President, Finance, Chief Financial Officer and
                                                 Clerk

    Mr. Forkey has been the President, Chief Executive Officer, Treasurer, and a director of the Company since he founded the Company in 1982. He was the Clerk of the Company from May 1983 to June 1990.

    Mr. Dreimiller has been Senior Vice President, Finance and Chief Financial Officer since April 1992 and Clerk since January 1998.

                  COMPENSATION AND OTHER MATERIAL TRANSACTIONS

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth all compensation for the last three completed fiscal years awarded to, earned by, or paid to the Company's Chief Executive Officer at June 30, 2002 and the executive officers during the fiscal year ended June 30, 2002 whose total annual salary and bonuses for the fiscal year ended June 30, 2002 exceeded $100,000 for all services rendered in all capacities to the Company and its subsidiaries (the "Named Executive Officers").

                                                     ANNUAL COMPENSATION                     LONG TERM COMPENSATION
                                      -------------------------------------------------   ----------------------------
                                                                                            AWARDS         PAYOUTS
                                                                                          ----------   ---------------
                                                                                          SECURITIES
                                                                                          UNDERLYING
    NAME AND PRINCIPAL POSITION                                          OTHER ANNUAL      OPTIONS        ALL OTHER
         AT FISCAL YEAR END             YEAR     SALARY($)   BONUS($)   COMPENSATION($)    (NUMBER)    COMPENSATION($)
    ---------------------------       --------   ---------   --------   ---------------   ----------   ---------------
Richard E. Forkey...................    2002      195,000        -0-         12,250(1)          -0-          6,692(2)
  President, Chief Executive Officer    2001      195,000        -0-         11,750(1)          -0-          6,692(2)
                                        2000      174,232        -0-         10,312(1)          -0-          6,692(2)
Jack P. Dreimiller..................    2002      162,499        -0-          3,187(3)        4,000          2,025(4)
  Senior Vice President Finance,        2001      150,710        -0-          2,705(3)          -0-          2,025(4)
  Chief Financial Officer and Clerk     2000      141,252        -0-          2,708(3)       10,000          2,025(4)

------------------------

(1) Includes $9,250, $9,250, and $7,812 for car expense for 2002, 2001 and 2000, respectively.

(2) Represents premiums for a life insurance policy and a disability insurance policy.

(3) Represents Company's matching contribution to Profit Sharing Plan.

(4) Represents premiums for a life insurance policy.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth the individual grants of stock options made by the Company during the fiscal year ended June 30, 2002 to its Named Executive Officers.

                                                          PERCENT OF TOTAL
                                  NUMBER OF SECURITIES   OPTIONS GRANTED TO
                                   UNDERLYING OPTIONS       EMPLOYEES IN
              NAME                      GRANTED             FISCAL YEAR       EXERCISE PRICE   EXPIRATION DATE
              ----                --------------------   ------------------   --------------   ---------------
Richard E. Forkey...............            n/a                  n/a                n/a                n/a
Jack P. Dreimiller..............          4,000(1)              2.57%              $.70           02/01/12

------------------------

(1) Options are exercisable as follows: one-fourth as of February 1, 2002, the grant date, and one-fourth on each of the first, second and third anniversaries of the grant date.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
  VALUES

    The following table summarizes for each of the Named Executive Officers
(i) the total number of shares received upon exercise of stock options during the fiscal year ended June 30, 2002, (ii) the aggregate dollar value realized upon such exercise, (iii) the total number of unexercised options, if any, held at June 30, 2002 and (iv) the value of unexercised in-the-money options, if any, held at June 30, 2002. In-the-money options are options where the fair market value of the underlying securities exceeds the exercise or base price of the option. The aggregate value realized upon exercise of a stock option is the difference between the aggregate exercise price of the option and the fair market value of the underlying stock on the date of exercise. The value of unexercised, in-the-money options at fiscal year-end is the difference between the exercise price of the option and the fair market value of the underlying stock on June 30, 2002, which was $0.43 per share. With respect to unexercised, in-the-money options, the underlying options have not been exercised, and actual gains, if any, on exercise will depend on the value of the Company's Common Stock on the date of exercise.

                                                                              FISCAL-YEAR-END OPTION VALUES
                                                                                                 VALUE OF UNEXERCISED
                                                                    UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                                                    AT FISCAL-YEAR END          AT FISCAL YEAR-END ($)
                                                                ---------------------------   ---------------------------
                             SHARES ACQUIRED ON      VALUE      EXERCISABLE   UNEXERCISABLE
           NAME              EXERCISE (NUMBER)    REALIZED($)    (NUMBER)       (NUMBER)      EXERCISABLE   UNEXERCISABLE
           ----              ------------------   -----------   -----------   -------------   -----------   -------------
Richard E. Forkey..........            -0-               -0-         -0-            -0-              -0-           -0-
Jack P. Dreimiller.........            -0-               -0-      98,500          5,500              -0-           -0-

LONG TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

    The Company made no awards under a long term incentive plan in the fiscal year ended June 30, 2002.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

    The Company has no employment contracts in place with any Named Executive Officers. The Company also has no compensatory plan or arrangement with respect to any Named Executive Officer where such plan or arrangement will result in payments to such Named Executive Officer upon or following his resignation, retirement, or other termination of employment with the Company and its subsidiaries, or as a result of a change-in-control of the Company or a change in the Named Executive Officers' responsibilities following a change-in-control.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    To the Company's knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended
June 30, 2002 and Forms 5 and amendments thereto furnished to the Company with respect to such fiscal year, no person required to file reports under
Section 16(a) of the Securities Exchange Act of 1934 failed to file such reports on a timely basis during or with respect to such fiscal year.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company has an arrangement with J.R. Pitlor ("J.R. Pitlor"), a company wholly owned by Mr. Pitlor, a Director of the Company, under which Mr. Pitlor provides consulting services to the Company for a fee currently not to exceed $2,000 a month. These consulting services consist primarily of advice regarding marketing, strategic planning and other general business issues. Either party may terminate this arrangement at will. The Company paid J.R. Pitlor for consulting services aggregate fees of $24,000 for fiscal year 2001 and $24,000 for fiscal year 2002.

    The Company leases its facility in Gardner, Massachusetts from Equity Assets, Inc. ("Equity"), a company wholly owned by Mr. Forkey, the President and Treasurer and a Director of the Company, under a Lease Agreement dated
January 2, 1989, at an annual base rent of $108,000. The lease expired on December 31, 1999. The Company is currently a tenant-at-will paying rent of $9,000 per month.

    The Company has paid software and consulting fees of $20,000 for fiscal year 2001 and $19,000 for fiscal year 2002 to Thin Film Center, Inc., a company wholly owned by Dr. Macleod, a Director of the Company, together with his wife.

    The Company has paid legal fees to Ropes & Gray, a law firm of which Mr. Benjamin, a Director of the Company, is a retired partner, of approximately $320,000 for fiscal year 2001, and $117,000 for fiscal year 2002.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information regarding the Company's Common Stock owned as of the close of business on September 30, 2002, the record date for the 2002 Annual Meeting, by the following persons: (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors and nominees for director who beneficially owns the Company's or its subsidiaries' Common Stock, other than directors' qualifying shares, (iii) each of the Company's Named Executive Officers who beneficially own the Company's or its subsidiaries' Common Stock, and (iv) all executive officers and directors, as a group, who beneficially own the Company's or its subsidiaries' Common Stock. The information on beneficial ownership in the table and footnotes thereto is based upon data furnished to the Company by, or on behalf of, the persons listed in the table.

NAME AND ADDRESS                                               AMOUNT AND NATURE OF
OF BENEFICIAL OWNER                                           BENEFICIAL OWNERSHIP(1)   PERCENT(2)
-------------------                                           -----------------------   ----------
David M. Greenhouse ........................................           851,600(3)          8.11%
  c/o Special Situations Fund III, L.P.
  153 East 53rd Street
  New York, NY 10022

DIRECTORS AND OFFICERS

Edward A. Benjamin* ........................................            62,000(4)             **
  c/o Ropes & Gray
  One International Place
  Boston, MA 02110

Richard E. Forkey* .........................................         1,772,267            16.87%
  c/o Precision Optics Corporation, Inc.
  22 East Broadway
  Gardner, MA 01440

H. Angus Macleod* ..........................................            45,000(5)             **
  c/o Thin Film Center, Inc.
  2745 East Via Rotonda
  Tucson, AZ 85716

Austin W. Marxe* ...........................................           871,600(6)          8.28%
  c/o Special Situations Funds
  153 East 53rd Street
  New York, NY 10022

Joel R. Pitlor* ............................................            96,250(7)             **
  19 Chalk Street
  Cambridge, MA 02139

NAME AND ADDRESS                                               AMOUNT AND NATURE OF
OF BENEFICIAL OWNER                                           BENEFICIAL OWNERSHIP(1)   PERCENT(2)
-------------------                                           -----------------------   ----------
Robert R. Shannon* .........................................            65,000(4)             **
  7040 E. Taos Place
  Tucson, AZ 85715

Jack P. Dreimiller .........................................           126,000(8)          1.19%
  c/o Precision Optics Corporation, Inc.
  22 East Broadway
  Gardner, MA 01440

All officers and directors as a group, including those named
  above (7 persons).........................................         3,038,117(9)         28.11%

------------------------

*   Director

** The percentage of shares beneficially owned by such person does not exceed one percent of the Company's Common Stock.

(1) Represents shares with respect to which each beneficial owner listed has or will have, upon acquisition of such shares upon exercise or conversion of options, warrants, conversion privileges or other rights exercisable within sixty days, sole voting and investment power.

(2) Percentages are calculated on the basis of the amount of outstanding Common Stock plus, for each person or group, any securities that such person or group has the right to acquire within sixty days pursuant to options, warrants, conversion privileges or other rights.

(3) Represents (i) 210,800 shares owned of record by Special Situations Private Equity Fund, L.P. ("SSPEF"); (ii) 374,300 shares owned of record by Special Situations Fund III, L.P. ("SSF III"); (iii) 149,000 shares owned of record by Special Situations Technology Fund, L.P. ("SSTF"); and (iv) 117,500 shares owned of record by Special Situations Cayman Fund, L.P. ("SSCF"). SSPEF, SSF III, SSTF and SSCF are affiliated investment funds. David Greenhouse and Austin Marxe, a director of the Company, are principals of the investment funds and their respective investment advisers, M.G. Advisers, L.L.C., SST Advisers, L.L.C. AWM Investment Company, Inc.

(4) Includes 60,000 shares which may be acquired within sixty days upon the exercise of outstanding stock options.

(5) Represents shares which may be acquired within sixty days upon the exercise of outstanding stock options.

(6) Includes (i) 851,600 shares owned by certain affiliated investment funds of which Mr. Marxe is a principal (see footnote (3) above) and (ii) 20,000 shares which may be acquired within sixty days upon exercise of outstanding stock options awarded to Mr. Marxe personally in his capacity as a Director of the Company.

(7) Includes 16,250 shares which may be acquired within sixty days upon the exercise of outstanding stock options.

(8) Includes 101,000 shares which may be acquired within sixty days upon the exercise of outstanding stock options.

(9) Includes 305,250 shares which may be acquired within sixty days upon the exercise of outstanding stock options.

                      EQUITY COMPENSATION PLAN INFORMATION

    The following table provides information about the Company's Common Stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of June 30, 2002, including, but not limited to, the 1989 Stock Option Plan and the 1997 Incentive Plan:

                                                                                            NUMBER OF SECURITIES
                                                                                             REMAINING AVAILABLE
                                                                                             FOR FUTURE ISSUANCE
                                                                                                UNDER EQUITY
                                       NUMBER OF SECURITIES TO         WEIGHTED-AVERAGE      COMPENSATION PLANS
                                       BE ISSUED UPON EXERCISE        EXERCISE PRICE OF     (EXCLUDING SECURITIES
                                       OF OUTSTANDING OPTIONS,       OUTSTANDING OPTIONS,    REFLECTED IN FIRST
                                         WARRANTS AND RIGHTS         WARRANTS AND RIGHTS           COLUMN)
                                       -----------------------       --------------------   ---------------------
Equity compensation plans approved by
  shareholders.......................          688,400                      $2.33                  614,750(1)
Equity compensation plans not
  approved by shareholders...........           55,000(2)(3)(4)             $1.35                      n/a
                                               -------                      -----                  -------
  Total..............................          743,400                      $2.26                  614,750

------------------------

(1) Includes 614,750 shares of Common Stock available for future grants under the Company's 1997 Incentive Plan. No shares are available for future grants under the Company's 1989 Stock Option Plan.

(2) Includes 15,000 shares of Common Stock issuable upon exercise of outstanding options granted to Mr. Benjamin in connection with his service on the Board of Directors. These options may be exercised at a price of $1.375 per share and expire on December 15, 2004.

(3) Includes 15,000 shares of Common Stock issuable upon exercise of outstanding options granted to Mr. Shannon issued in connection with his service on the Board of Directors. These options may be exercised at a price of $1.375 per share and expire on December 15, 2004.

(4) Includes 25,000 shares of Common Stock issuable upon exercise of outstanding options granted to Werner Thiel in connection with his service as a consultant to the Company. Options exercisable for 20,000 shares may be exercised at a price of $1.296875 and expire on July 13, 2005. Options exercisable for 5,000 share may be exercised at a price of $1.375 and expire on December 14, 2004.

                         INDEPENDENT PUBLIC ACCOUNTANTS

INDEPENDENT PUBLIC ACCOUNTANTS

    KPMG LLP has been selected to serve as independent auditors of the Company for the fiscal year ending June 30, 2003, and also served as the principal accountants of the Company for the fiscal year ended June 30, 2002. A representative of KPMG LLP is expected to be present at the annual meeting to respond to appropriate questions and will have the opportunity to make a statement if such representative so desires.

CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

    As previously disclosed on a current report on Form 8-K filed with the Securities and Exchange Commission on July 2, 2002 (the "Form 8-K"), the Company dismissed Arthur Andersen LLP ("Arthur

Andersen") as its independent accountants on July 1, 2002. The Company's Audit Committee and Board of Directors approved this action.

    The reports of Arthur Andersen on the Company's financial statements for the two fiscal years ended June 30, 2001 and June 30, 2000, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

    During the Company's two fiscal years ended June 30, 2001 and June 30, 2000, and through July 1, 2002, there were no disagreements, resolved or unresolved, with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference thereto in connection with its reports on the financial statements.

    During the Company's two fiscal years ended June 30, 2001 and June 30, 2000, and through July 1, 2002, Arthur Andersen has not advised the Company as to any of the matters described in Item 304(a)(1)(iv)(B) of Regulation S-B promulgated under the Securities Act of 1933, as amended.

    The Company has been unable, after reasonable efforts, to have Arthur Andersen review and respond to the above disclosure; however, Arthur Andersen provided a letter dated July 2, 2002 stating that it was in agreement with the disclosure included in paragraphs 2, 3 and 4 of the Form 8-K, which disclosure is the same as the above disclosure.

    On July 16, 2002, the Company engaged KPMG LLP as its new independent accountant. The Company's Audit Committee and Board of Directors approved this action. The decision to engage KPMG LLP followed the Company's evaluation of proposals from several accounting firms.

    During the Company's two fiscal years ended June 30, 2001 and June 30, 2000, and through July 16, 2002, neither the Company nor any person on the Company's behalf consulted with KPMG LLP regarding: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, or
(ii) any matter that was the subject of a disagreement or event described in
Item 304(a)(1)(iv) of Regulation S-B.

AUDIT FEES

    The aggregate fees billed or estimated to be billed for professional services rendered by the Company's independent auditors for the audit of the Company's annual financial statements for the fiscal year ended June 30, 2002 and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB for that fiscal year were approximately $79,100.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    The Company's independent auditors did not perform any financial information systems design or implementation work for the Company during the fiscal year ended June 30, 2002.

ALL OTHER FEES

    The aggregate fees billed for all other professional services rendered by the Company's independent auditors for the fiscal year ended June 30, 2002 were approximately $20,000.

                             AUDIT COMMITTEE REPORT

    The Audit Committee is composed of Messrs. Benjamin, and Shannon, each of whom is "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Board of Directors has adopted a written charter for the Audit Committee.

    The Audit Committee has submitted the following report:

    The Audit Committee has reviewed and discussed with management the audited financial statements for the fiscal year ended June 30, 2002, and has discussed with the Company's independent auditors the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Audit Committee various matters, including, if applicable: (1) methods used to account for certain unusual transactions;
(2) the effect of certain accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating certain accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (requiring auditors to make written disclosures to, and to discuss with, the Audit Committee, various matters relating to the auditor's independence), has discussed with the accountants their independence and has considered whether the provision of non-audit services by the accountants is compatible with maintaining that independence. Based on the foregoing and further review and discussion, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002 for filing with the Securities and Exchange Commission.

                                          Edward A. Benjamin
                                          Robert R. Shannon

                             SHAREHOLDER PROPOSALS

    Stockholders may present proposals for inclusion in the 2003 Proxy Statement and form of proxy relating to that meeting provided they are received by the Clerk of the Company no later than June 17, 2003 and are otherwise in compliance with applicable Securities and Exchange Commission regulations.

    If a Stockholder who wishes to present a proposal at the Company's 2003 Annual Meeting that will not be included in the Company's proxy statement for such Annual Meeting fails to notify the Company of his or her desire to do so by August 31, 2003, then the proxies that the Board of Directors solicits for the 2003 Annual Meeting will include discretionary authority to vote on the Stockholder's proposal, if such proposal is properly brought before the meeting.

                                                                      APPENDIX A

                     FORM OF REVERSE STOCK SPLIT AMENDMENT

    That, the Corporation's Articles of Organization, as amended, be further amended by inserting the following in Article III:

    "Upon the filing of these Articles of Amendment with the Massachusetts Secretary of the Commonwealth (the "Effective Time"), each [INSERT APPROPRIATE SPLIT NUMBER, AS DETERMINED IN ACCORDANCE WITH THE PROPOSAL, WHICH SHALL NOT BE MORE THAN 6 AND NOT LESS THAN 3,] issued and outstanding shares of authorized Common Stock of the Corporation, $.01 par value per share shall be reclassified and combined into one (1) share of Common Stock. There shall be no fractional shares issued. Each resulting fractional share shall be rounded up to a whole share. The total number of authorized shares of Common Stock immediately after the Effective Time shall continue to be 20,000,000."

PRECISION OPTICS CORPORATION
C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940


                       PRECISION OPTICS CORPORATION, INC.



Dear Shareholder,

     Please take note of the important information enclosed with this Proxy Ballot. The Proposals which are discussed in detail in the enclosed proxy materials require your immediate attention and approval.

     Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

     Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

     Your vote must be received prior to the Annual Meeting of Stockholders on November 12, 2002.

     Thank you in advance for your prompt consideration of these matters.



                                            Very truly yours,



                                            Precision Optics Corporation, Inc.







                DETACH HERE                            ZPOPC1





[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

 -------------------------------------------------------------------------------

                       PRECISION OPTICS CORPORATION, INC.

 -------------------------------------------------------------------------------

1. Election of one Class III Director. The nominee for the Board of Directors to serve for a three-year term as Class III Director:



     NOMINEE: (01) Robert R. Shannon



     FOR                                WITHHELD FROM
     NOMINEE  [___]                     NOMINEE           [___]


2. Proposal to approve an amendment to the Articles of Organization, to be filed at the discretion of the Board, to effect a reverse stock split as more fully described in the Proxy Statement.

      FOR      [___]            AGAINST [___]              ABSTAIN [___]


     Mark box at right if an address change or comment has / / been noted on the reverse side of this card.

     Please sign this proxy exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.





Signature: _________________________________________ Date: ____________________



Signature: _________________________________________ Date: ____________________



                DETACH HERE                            ZPOPC2




                       PRECISION OPTICS CORPORATION, INC.



                               COMMON STOCK PROXY



     The undersigned, revoking any previous instructions, hereby acknowledges receipt of the Notice and Proxy Statement dated October 15, 2002. In connection with the Annual Meeting mentioned below, the undersigned hereby appoint(s) Richard E. Forkey and Jack P. Dreimiller as attorneys of the undersigned, each with power to act alone and with full power of substitution, to act and to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Precision Optics Corporation, Inc. to be held on November 12, 2002, at 10:00 A.M. at the Four Points Sheraton Hotel, 99 Erdman Way, Leominster, Massachusetts, and at any adjournments or postponements thereof, upon the matters set forth in the proxy statement for such Annual Meeting. The foregoing attorneys are authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER(S) ON THE REVERSE SIDE HEREOF. IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE CLASS III DIRECTOR NOMINEE DESCRIBED IN PROPOSAL NUMBER 1 AND FOR PROPOSAL NUMBER 2.

 -------------------------------------------------------------------------------

        PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE

                               ENCLOSED ENVELOPE.

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

     Please sign exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

 -------------------------------------------------------------------------------





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